                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                 JANUARY 15, 2002




                                TECO ENERGY, INC.
             (Exact name of registrant as specified in its charter)


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
           FLORIDA                       1-8180                 59-2052286
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)
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                    702 NORTH FRANKLIN STREET, TAMPA FLORIDA
              (Address of principal executive offices and zip code)


                                 (813) 228-4111
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER

         In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S- 3 of TECO Energy, Inc. previously filed with Securities and Exchange Commission (File No. 333-61758), which Registration Statement was declared effective by the Commission on June 8, 2001, TECO Energy, Inc. is filing (i) the Sixth Supplemental Indenture dated as of January 15, 2002 by and between TECO Energy, Inc. and The Bank of New York as
Exhibit 4.28 to such Registration Statement; (ii) the Purchase Contract Agreement between TECO Energy, Inc. and The Bank Of New York, as Purchase Contract Agent dated as of January 15, 2002 as Exhibit 4.29 to such Registration Statement; (iii) form of Normal Units Certificate issued by TECO Energy, Inc. as
Exhibit 4.30 to such Registration Statement; (iv) the Amended and Restated Trust Agreement of TECO Capital Trust II dated as of January 15, 2002 as Exhibit 4.31 to such Registration Statement; (v) form of Certificate representing Trust Preferred Securities issued by TECO Capital Trust II as Exhibit 4.32 to such Registration Statement; (vi) the Amended and Restated Limited Liability Agreement of TECO Funding Company II, LLC dated as of January 15, 2002 as
Exhibit 4.33 to such Registration Statement; (vii) form of Certificate representing Company Preferred Securities issued by TECO Funding Company II, LLC as Exhibit 4.34 to such Registration Statement; (viii) the Guarantee Agreement dated as of January 15, 2002 (the "Guarantee") by and between TECO Energy, Inc. as Guarantor and The Bank of New York as Exhibit 4.35 to such Registration Statement; (ix) the 5.11% Junior Subordinated Notes due January 15, 2007 (the "Notes") as Exhibit 4.36 to such Registration Statement; (x) the form of Remarketing Agreement by and between TECO Energy, Inc. and the Remarketing Agent as Exhibit 4.37 to such Registration Statement; and (xi) the Pledge Agreement dated as of January 15, 2002 by TECO Energy, Inc. and The Bank of New York as Exhibit 4.38 to such Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  4.28 The Sixth Supplemental Indenture dated as of January 15, 2002 by and between TECO Energy, Inc. and The Bank of New York. Filed herewith.

                  4.29 The Purchase Contract Agreement between TECO Energy, Inc. and The Bank Of New York, as Purchase Contract Agent dated as of January 15, 2002. Filed herewith.

                  4.30 Form of Normal Units Certificate issued by TECO Energy, Inc. Filed herewith.

                  4.31 The Amended and Restated Trust Agreement of TECO Capital Trust II dated as of January 15, 2002. Filed herewith.

                  4.32 Form of Certificate representing Trust Preferred Securities issued by TECO Capital Trust II. Filed herewith.

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                  4.33     The Amended and Restated Limited Liability Agreement
                           of TECO Funding Company II, LLC dated as of January 15, 2002. Filed herewith.

                  4.34 Form of Certificate representing Company Preferred Securities issued by TECO Funding Company II, LLC. Filed herewith.

                  4.35 The Guarantee Agreement dated as of January 15, 2002 by and between TECO Energy, Inc. as Guarantor and The Bank of New York. Filed herewith.

                  4.36 The 5.11% Junior Subordinated Notes due January 15, 2007. Filed herewith.

                  4.37 Form of Remarketing Agreement by and between TECO Energy, Inc. and the Remarketing Agent. Filed herewith.

                  4.38 Pledge Agreement among TECO Energy, Inc., The Bank of New York, as Collateral Agent, Custodial Agent and Securities Intermediary and The Bank of New York, as Purchase Contract Agent dated as of January 15, 2002. Filed herewith.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2002        TECO ENERGY, INC.


                              By:  /s/ Gordon L. Gillette
                                 -----------------------------------------------
                                 G. L. Gillette
                                 Senior Vice President--Finance and Chief
                                 Financial Officer (Principal Financial Officer)
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                                  EXHIBIT INDEX

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
EXHIBIT NO.                     DESCRIPTION
-----------                     -----------
4.28 The Sixth Supplemental Indenture dated as of January 15, 2002 by and between TECO Energy, Inc. and The Bank of New York. Filed herewith.

4.29 The Purchase Contract Agreement between TECO Energy, Inc. and The Bank Of New York, as Purchase Contract Agent dated as of January 15, 2002. Filed herewith.

4.30              The Normal Units Certificate issued by TECO Energy, Inc.

4.31 The Amended and Restated Trust Agreement of TECO Capital Trust II dated as of January 15, 2002. Filed herewith.

4.32 The Certificate representing Trust Preferred Securities issued by TECO Capital Trust II. Filed herewith.

4.33 The Amended and Restated Limited Liability Agreement of TECO Funding Company II, LLC dated as of January 15, 2002. Filed herewith.

4.34 The Certificate representing Company Preferred Securities issued by TECO Funding Company II, LLC. Filed herewith.

4.35 The Guarantee Agreement dated as of January 15, 2002 by and between TECO Energy, Inc. as Guarantor and The Bank of New York. Filed herewith.

4.36              The 5.11% Junior Subordinated Notes due January 15, 2007.
                  Filed herewith.

4.37              Form of Remarketing Agreement by and between TECO Energy, Inc.
                  and the Remarketing Agent. Filed herewith.

4.38 Pledge Agreement among TECO Energy, Inc., The Bank of New York, as Collateral Agent, Custodial Agent and Securities Intermediary and The Bank of New York, as Purchase Contract Agent dated as of January 15, 2002. Filed herewith.
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